Prospectus supplement dated January 11, 2018
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on November 15, 2017, Ivy Investment Management Company and Waddell & Reed Investment Management Company received approval from the Waddell & Reed Advisors Funds and the Ivy Funds Board of Trustees (the "Board") to merge the Waddell & Reed Advisors Small Cap Fund: Class A into the Ivy Small Cap Growth Fund – Class A (the "Transaction").
In the merger, the assets of the Waddell & Reed Advisors Small Cap Fund: Class A will be transferred to the Ivy Small Cap Growth Fund – Class A and exchanged for shares of the Ivy Small Cap Growth Fund – Class A.
Ivy Small Cap Growth Fund – Class A will also assume all liabilities of the Waddell & Reed Advisors Small Cap Fund: Class A. The merger is expected to occur on or about February 26, 2018.
Therefore, the following changes apply to the contract:
•	Effective on or about February 23, 2018, the Waddell & Reed Advisors Small Cap Fund: Class A will no longer be available to receive transfers or new purchase payments.
•	Effective on or about February 26, 2018, any allocations to the Waddell & Reed Advisors Small Cap Fund: Class A will be transferred to the Ivy Small Cap Growth Fund – Class A and all references in the prospectus to the Waddell & Reed Advisors Small Cap Fund: Class A are deleted and replaced with the Ivy Small Cap Growth Fund – Class A.
The contract owner may request to transfer out of the Waddell & Reed Advisors Small Cap Fund: Class A to another available investment option under the contract prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the contract.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Ivy Small Cap Growth Fund - Class A
Investment Adviser:	Ivy Investment Management Company
Investment Objective:	To seek to provide growth of capital.
PRO-4668-36